SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 14, 2003



                               DRYCLEAN USA, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         0-9040                                         11-2014231
 ------------------------                     ---------------------------------
 (COMMISSION FILE NUMBER)                     (IRS EMPLOYER IDENTIFICATION NO.)


               290 N.E. 68 STREET, MIAMI, FLORIDA          33138
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 754-4551


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)        Financial statements of business acquired: Not Applicable.

         (b)        Pro forma financial statements: Not Applicable.

         (c)        Exhibits:

                    99.01 DRYCLEAN USA, Inc.'s Press Release dated May 14, 2003.

Item 9.  Regulation FD Disclosure (Information is Being Provided Under Item 12).
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         This information, furnished under "Item 9. Regulation FD Disclosure,"
is intended to be furnished under "Item 12. Results of Operations and Financial Condition" in accordance with Securities and Exchange Commission Release No. 33-8216. The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

         On May 14, 2003, the Company issued a press release announcing its results of operations for the third quarter of its 2003 fiscal year, ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      DRYCLEAN USA, Inc.


Date:    May 14, 2003                 By: /s/ Venerando J. Indelicato
                                          ----------------------------------
                                           Venerando J. Indelicato,
                                           Treasurer and Chief Financial Officer


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


                                  EXHIBIT INDEX
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Exhibit
Number          Description
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99.01           DRYCLEAN USA, Inc.'s Press Release dated May 14, 2003.

















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